EXHIBIT 99.2
------------




                                 AMLI

                              RESIDENTIAL

     ------------------------------------------------------------

                          FIRST QUARTER 2003
               SUPPLEMENTAL OPERATING AND FINANCIAL DATA

     ------------------------------------------------------------




           [ graphics indicating property / caption reading
               "AMLI at King's Harbor -- Houston, Texas
                   Stabilized First Quarter 2003" ]



                   AMLI RESIDENTIAL PROPERTIES TRUST

                        125 South Wacker Drive

                              Suite 3100

                        Chicago, Illinois 60606

                         Phone: (312) 443-1477

                         Fax:  (312) 443-0909

                             www.amli.com
                             ------------


Certain matters discussed in this supplemental package and the conference call held in connection herewith are forward looking statements within the meaning of Federal Securities Law. Although the Company believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward looking statements can be identified by the Company's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters. The Company is making forward looking statements because it believes that investors, analysts, and others, many of whom prepare models and projections of the Company's performance, are interested in the Company's current estimates of future activities. The Company advises such parties to make their own determination of any relevant or material assumption used by them. Many factors may cause the Company's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward looking statements. Certain of the factors that could cause the Company's actual performance to differ materially from those expressed or implied by these forward looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risk detailed from time to time in the Company's SEC reports, including the annual report on Form 10-K for the year ended December 31, 2002.

                                 AMLI
                              RESIDENTIAL


                                                   TABLE OF CONTENTS

                                                                Page
                                                                ----
SUMMARY INFORMATION

  Company Description and Investor Information. . . . . . . .      1
  Earnings Release. . . . . . . . . . . . . . . . . . . . . .      2
  Selected Financial and Operating Information. . . . . . . .      6
  Funds From Operations . . . . . . . . . . . . . . . . . . .     12
  Statements of Operations. . . . . . . . . . . . . . . . . .     13
  Balance Sheets. . . . . . . . . . . . . . . . . . . . . . .     16


DEBT AND PREFERRED SHARES

  Debt and Preferred Shares Summary . . . . . . . . . . . . .     18
  Debt Maturities . . . . . . . . . . . . . . . . . . . . . .     22


SAME STORE AND NOI DATA

  Quarterly Comparison of Same Store Communities. . . . . . .     24
  Quarterly Comparison of Components of NOI . . . . . . . . .     29


OTHER DATA

  Co-Investment Compensation. . . . . . . . . . . . . . . . .     32
  Service Companies Financial Information . . . . . . . . . .     33


PORTFOLIO

  Stabilized Communities. . . . . . . . . . . . . . . . . . .     35
  Development Summary . . . . . . . . . . . . . . . . . . . .     39
  Land Held for Development or Sale . . . . . . . . . . . . .     43




























First Quarter 2003
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL



                          COMPANY DESCRIPTION
                         INVESTOR INFORMATION


AMLI Residential (or AMLI) is an integrated, self-managed real estate operating company that was formed in February 1994 to continue and expand the multifamily property business previously conducted by AMLI Realty Co., our predecessor company, which has been in business since 1980. AMLI is structured as an UPREIT, or umbrella partnership real estate investment trust, and we own interests in properties and conduct our business through AMLI Residential Properties, L.P., (the Operating Partnership or OP). The sole general partner of the OP is AMLI Residential Properties Trust, a public company whose shares of beneficial interest are traded on the NYSE under the symbol "AML."

Our business is the development, acquisition and management of upscale apartment communities in the Southeast, Southwest, Midwest and Mountain regions of the United States. We also serve as an institutional advisor and asset manager for domestic and international, tax-exempt and taxable investors in connection with our joint venture co-investment business. A summary schedule of our investment communities is included in this Supplement.

We operate all of our communities under the AMLI [registered trademark] brand name, representing our commitment to high quality, exceptional service and superior value. We have corporate offices in Atlanta, Dallas, Indianapolis and Kansas City, in addition to our main office in Chicago. We employ approximately 850 people who are dedicated to our mission ... To Provide an Outstanding Living Environment For Our Residents.

For additional information on AMLI, please visit our website at www.amli.com.

The following information is presented as a supplement to our other public reporting, including our Form 10-Q and Form 10-K, both of which can be found on our website or through the SEC's EDGAR database. We hope that the information contained herein is helpful to you. We encourage your feedback and any suggestions, which you believe will help us provide better disclosure to you. Please contact either of:

     Robert Chapman
     Executive Vice President
       & CFO                      312.984.6845     rchapman@amli.com

     Sue Bersh
     Vice President -
       Corporate Communications   312.984.2607     sbersh@amli.com


Thank you for your interest in AMLI Residential.



                                  AML
                                LISTED
                                 NYSE









First Quarter 2003                                          Page 1
Supplemental Information         AMLI Residential Properties Trust

                                       125 South Wacker Drive
AMLI RESIDENTIAL                       Suite 3100
                                       Chicago, Illinois 60606

                                       Phone:      312.443.1477
                                       Fax:        312.443.0909
                                       www.amli.com


PRESS RELEASE

FOR IMMEDIATE RELEASE       For More Information, Contact:
April 29, 2003              Robert J. Chapman, Chief Financial Officer
                            (312) 984-6845


             AMLI RESIDENTIAL ANNOUNCES FIRST QUARTER 2003
                OPERATING RESULTS AND DECLARES DIVIDEND


AMLI RESIDENTIAL PROPERTIES TRUST (NYSE: AML) announces today its actual operating results for the first quarter ended March 31, 2003.


EARNINGS
--------

Funds From Operations ("FFO") for the first quarter 2003 were $12,717,000, or $0.52 per common share, compared to $15,828,000, or $0.61 per common share, for the first quarter 2002, a per share decrease of 14.7%. This FFO amount is in line with First Call's current estimate and the company's most recent guidance of February 4, 2003.

Net income for the quarter ended March 31, 2003 was $3,708,000, as compared to $6,660,000 in the year earlier period. This decrease is primarily attributable to lower rents and occupancies at most of AMLI's stabilized communities. Diluted Earnings Per Share ("EPS") for the quarter ended
March 31, 2003 was $0.10, compared to $0.26 for the comparable period of 2002.

"First quarter results were consistent with our expectations," commented Allan J Sweet, AMLI President. "Although our markets remain extremely competitive, they are somewhat more stable and predictable than was the case last year. We hope this stability foreshadows better operating results in the foreseeable future. "


SAME COMMUNITY RESULTS
----------------------

On a combined same community basis, which includes both wholly-owned and co-investment communities (at 100%), for the quarter ended March 31, 2003 versus the prior year's quarter, total community revenue decreased 5.1%, operating expenses increased 0.5% and net operating income ("NOI") decreased 8.6%. Weighted average occupancy, quarter over comparable quarter, decreased from 90.3% to 89.3%, while the weighted average collected revenue decreased by 4.3%.


OTHER OPERATING RESULTS
-----------------------

Total community revenue, including both wholly-owned communities and co-investment communities (at 100%), was $68,214,000 for the quarter ended March 31, 2003, as compared with $67,052,000 for the comparable period in 2002.



First Quarter 2003                                          Page 2
Supplemental Information         AMLI Residential Properties Trust

Earnings before interest, taxes, depreciation and amortization ("EBITDA"), including AMLI's proportionate share of partnership activity, for the quarter ended March 31, 2003 was $23,602,000, as compared to $25,216,000 for the year earlier period.

AMLI at King's Harbor, a 300 apartment home community in Houston, Texas, achieved stabilization in the first quarter of 2003. The community is currently 89% occupied.


OUTLOOK
-------

AMLI is revising its FFO guidance for the remainder of the year and now expects full year 2003 FFO per share to be in the range of $2.12 (First Call's current estimate) to $2.18, approximately $0.07 less than prior guidance. The revised guidance makes no material change to operating assumptions for the properties but reflects management's current belief that it will be a net seller of real estate in 2003 rather than a modest acquirer. Selling real estate to pay down debt is dilutive to 2003 FFO, although it improves the balance sheet and positions the company for future acquisitions at a more opportune time. Revised guidance now also includes the Company's expectation of a promoted interest from a second or third quarter sale of a co-investment community. The amount of the promote is not yet final but should be slightly more than a penny per share assuming the sale is completed. AMLI now expects that EPS, absent potential gains from property sales, will approximate $0.53 - $0.55 for the full year ended December 31, 2003.


DIVIDEND
--------

Yesterday, the Board of Trustees declared a quarterly dividend of $0.48 per common share. This dividend is payable on May 20, 2003 to all common shareholders of record as of May 9, 2003 and is based on an annual dividend rate of $1.92 per common share.


CONFERENCE CALL
---------------

AMLI will hold a conference call on Wednesday, April 30, 2003 at 2:30 p.m. ET to review these results. The call may be joined by calling 888-922-1802
- Passcode: AMLI. A live webcast of the conference call will also be available in the 'Company Info' section on AMLI's website
(www.amli.com/comp/) and at www.streetevents.com.


SUPPLEMENTAL INFORMATION
------------------------

AMLI produces Quarterly Supplemental Information that provides detailed information regarding the Company's activities during the quarter. The First Quarter Supplemental Information is available in the 'Company Info' section on our website (www.amli.com/comp/) under 'Shareholder Reports.'


DEFINITIONS
-----------

This press release and the Quarterly Supplemental Information described above contain certain non-GAAP ("Generally Accepted Accounting Principles") information that we believe may be of interest and use to the investment community.




First Quarter 2003                                          Page 3
Supplemental Information         AMLI Residential Properties Trust

Except where indicated, community revenue, community expenses, net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA") are computed based on various line items included in our consolidated statements of income prepared in accordance with GAAP. Where indicated, this information is presented on a basis that includes AMLI's proportionate share of the non-GAAP financial measures of its co-investment partnerships.

Reconciliations of all non-GAAP financial measures to GAAP financial measures are included in the Company's Quarterly Supplemental Financial information, primarily pages 12, 13, and 29.

COMMUNITY REVENUE comprises that portion of total revenue collected or due from leases at AMLI's rental communities and includes any such amounts as may be reported as discontinued operations.

COMMUNITY EXPENSES comprise that portion of total expenses that exclude losses from sales or valuation of land, expenses of the Service Companies, general and administrative expense, and interest, taxes, depreciation and amortization. Community operating expenses include amounts reported as personnel, advertising and promotion, utilities, building repairs and maintenance and services, landscaping and grounds maintenance, real estates taxes, insurance, property management, and other operating expenses, and such amounts as may be included in discontinued operations.

NOI from one community is the community revenue less the community expenses for that property. NOI for all communities is the community revenue from all communities less the community expenses for all communities.

EBITDA is NOI (including AMLI's proportionate share of the NOI of its co-investment partnerships) plus all fees and interest income and income from the Service Companies and gains or losses from sales or valuation of land and other income, less general and administration expense.

FUNDS FROM OPERATIONS ("FFO") is EBITDA less interest expense (including AMLI's proportionate share of the interest expense of its co-investment partnerships and amortization of deferred financing expense) and any income taxes.

FFO PER SHARE is FFO divided by the fully-diluted number of Operating Partnership Units outstanding. FFO is always presented on a fully-diluted basis only.

ADJUSTED FUNDS FROM OPERATIONS ("AFFO") is FFO less expenditures capitalized (excluding expenditures capitalized relating to the development of new property, the acquisition of additional property, or the rehab of existing property, but including AMLI's proportionate share of such expenditures capitalized by its co-investment partnerships).

AFFO PER SHARE is AFFO divided by the fully-diluted number of Operating Partnership Units outstanding. AFFO per share is always presented on a fully-diluted basis only.

SAME COMMUNITY INFORMATION includes only such portions of community revenue, expenses, NOI or EBITDA as are generated from AMLI's same community universe, which changes each January 1 as communities with one full year of stabilized operations as of that date are added, and which may change quarterly thereafter as any components of the same community universe are sold or contributed to co-investment partnerships.










First Quarter 2003                                          Page 4
Supplemental Information         AMLI Residential Properties Trust

ABOUT AMLI
----------

The AMLI<registered trademark> portfolio currently includes 73 apartment communities containing 27,833 apartment homes, with an additional 2,241 apartment homes under development or in lease-up in six locations. AMLI is focused on the development, acquisition and management of institutional quality multifamily communities in the Southeast, Southwest, Midwest and Mountain regions of the U.S. AMLI Residential also serves as institutional advisor and asset manager for large pension funds, tax-exempt foundations and other financial institutions through AMLI's co-investment business. AMLI employs approximately 850 people who are dedicated to achieving AMLI's mission--Provide An Outstanding Living Environment For Our Residents. More information on AMLI is available at www.amli.com.


FORWARD LOOKING STATEMENTS
--------------------------

Certain matters discussed in this press release are forward looking statements within the meaning of Federal Securities Laws. Although the AMLI believes expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.

Forward-looking statements can be identified by AMLI's use of the words "project," "believe," "expect," "anticipate," "intend," "estimate," "assume," and other similar expressions that predict or indicate future events, achievements or trends or that do not relate to historical matters.

AMLI does not assure the future results or outcome of the matters described in forward-looking statements; rather, these statements merely reflect AMLI's current expectations of the approximate outcomes of the matters discussed. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond AMLI's control. The reader is cautioned to make her/her own judgement with regard to the statements discussed in this press release and the assumption noted by AMLI herein.

AMLI is making forward-looking statements because it believes investors, analysts and others, many of whom prepare models and projections of AMLI's performance, are interested in AMLI's current estimates of its future activities. AMLI advises such parties to make their own determination of any relevant or material assumption used by them.

Many factors may cause AMLI's actual performance in any period or periods to differ materially from the anticipated future performance expressed or implied by these forward-looking statements. Certain of the factors that could cause AMLI's actual performance to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, general economic conditions, local real estate conditions, the timely development and lease-up of communities, other risks detailed from time to time in AMLI's SEC reports, including the annual report on form 10-K for the year ended December 31, 2002.


           AMLI press releases and other company information are available at AMLI's web site located at www.amli.com.











First Quarter 2003                                          Page 5
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)



                                                                  Quarter Ended
                                        -------------------------------------------------------------
                                            March 31,    Dec. 31,   Sept. 30,   June 30,    March 31,
                                              2003        2002       2002        2002         2002
                                           ----------  ----------  ----------  ----------  ----------

REVENUE
-------

TOTAL REVENUE
Consolidated (a). . . . . . . . . . . . .  $   29,150      29,407      29,483      30,254      29,272
Combined, including share of
  partnerships (b). . . . . . . . . . . .      41,378      42,081      43,205      41,997      40,668

TOTAL PROPERTY REVENUE
Consolidated. . . . . . . . . . . . . . .      27,083      26,051      26,498      26,680      26,522
Combined, including share of
  partnerships. . . . . . . . . . . . . .      40,072      40,233      42,663      39,757      39,252
Combined, including partnerships
  at 100% . . . . . . . . . . . . . . . .      68,214      67,910      69,305      68,333      67,052


EARNINGS
--------

EBITDA (c). . . . . . . . . . . . . . . .      23,602      24,647      24,437      25,910      25,216
FFO . . . . . . . . . . . . . . . . . . .      12,717      13,859      14,306      16,105      15,828
AFFO. . . . . . . . . . . . . . . . . . .      11,408      13,072      12,926      14,646      14,601
Net income. . . . . . . . . . . . . . . .       3,708       8,752      17,652       7,291       6,660
Dividends (d) . . . . . . . . . . . . . .      11,693      11,926      12,316      12,432      12,286
Cash flows from operating activities. . .      11,184      11,606      17,457      19,529      11,048
Cash flows from investing activities. . .     (11,300)     14,878      49,739     (49,671)     (9,447)
Cash flows from financing activities. . .         554     (27,701)    (67,686)     31,854      (5,076)








First Quarter 2003                                                                              Page 6
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)



                                                                  Quarter Ended
                                        -------------------------------------------------------------
                                            March 31,    Dec. 31,   Sept. 30,   June 30,    March 31,
                                              2003        2002       2002        2002         2002
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE DATA - DILUTED
------------------------

FFO . . . . . . . . . . . . . . . . . . .  $     0.52        0.56        0.56        0.62        0.61
AFFO. . . . . . . . . . . . . . . . . . .        0.47        0.53        0.51        0.56        0.56
Net income allocable to common shares . .        0.10        0.40        0.87        0.29        0.26
Common dividends. . . . . . . . . . . . .        0.48        0.48        0.48        0.48        0.48
FFO payout ratio (based on per
  share amounts). . . . . . . . . . . . .       91.8%       85.3%       85.9%       77.7%       78.8%
AFFO payout ratio (based on per
  share amounts). . . . . . . . . . . . .      102.4%       90.6%       95.1%       85.4%       85.4%


NUMBER OF APARTMENT HOMES
-------------------------

STABILIZED COMMUNITIES

Wholly-owned. . . . . . . . . . . . . . .      12,260      11,722      11,851      12,441      12,247
Partnerships. . . . . . . . . . . . . . .      15,573      15,811      15,595      15,911      15,011
                                           ----------  ----------  ----------  ----------  ----------
                                               27,833      27,533      27,446      28,352      27,258
                                           ----------  ----------  ----------  ----------  ----------

COMMUNITIES UNDER DEVELOPMENT
 AND/OR LEASE-UP

Wholly-owned. . . . . . . . . . . . . . .         322         322         542         542         322
Partnerships. . . . . . . . . . . . . . .       1,919       2,219       2,215       2,215       2,615
                                           ----------  ----------  ----------  ----------  ----------
                                                2,241       2,541       2,757       2,757       2,937
                                           ----------  ----------  ----------  ----------  ----------
Total . . . . . . . . . . . . . . . . . .      30,074      30,074      30,203      31,109      30,195
                                           ==========  ==========  ==========  ==========  ==========


See notes on following pages.


First Quarter 2003                                                                              Page 7
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                                                  Quarter Ended
                                         ------------------------------------------------------------
                                            March 31,    Dec. 31,   Sept. 30,   June 30,    March 31,
                                              2003        2002       2002        2002         2002
                                           ----------  ----------  ----------  ----------  ----------
CAPITALIZATION
--------------

REAL ESTATE AT COST, BEFORE DEPRECIATION
Consolidated. . . . . . . . . . . . . . .  $  794,908     768,281     793,559     813,089     802,320
Combined, including share of
  partnerships. . . . . . . . . . . . . .   1,242,259   1,221,308   1,237,356   1,263,186   1,208,134
Combined, including partnerships
  at 100% . . . . . . . . . . . . . . . .   2,185,711   2,170,782   2,159,926   2,171,530   2,065,698

TOTAL ASSETS
Consolidated. . . . . . . . . . . . . . .  $  950,693     920,854     919,849     964,800     915,344
Combined, including share of
  partnerships. . . . . . . . . . . . . .   1,169,970   1,148,778   1,146,244   1,170,959   1,112,731

DEBT
Consolidated. . . . . . . . . . . . . . .  $  457,950     421,554     403,193     450,268     405,126
Combined, including share of
  partnerships. . . . . . . . . . . . . .     669,648     637,726     620,184     648,965     592,300

SHARE INFORMATION
Common shares outstanding . . . . . . . .  16,787,100  16,695,250  17,557,178  18,120,296  18,110,659
Preferred shares outstanding (e). . . . .   4,025,000   4,025,000   4,025,000   4,025,000   4,025,000
Operating Partnership units
  outstanding (f) . . . . . . . . . . . .   3,547,685   3,618,803   3,652,165   3,655,364   3,664,396
                                           ----------  ---------- ----------- ----------- -----------
Total shares and units outstanding. . . .  24,359,785  24,339,053  25,234,343  25,800,660  25,800,055
                                           ==========  ========== =========== =========== ===========

Weighted average shares and units
  outstanding . . . . . . . . . . . . . .  24,348,851  24,653,128  25,542,933  25,800,241  25,787,270

Share price, end of period. . . . . . . .  $    21.05       21.28       22.08       26.00       25.22




First Quarter 2003                                                                              Page 8
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)



                                                                  Quarter Ended
                                         ------------------------------------------------------------
                                            March 31,    Dec. 31,   Sept. 30,   June 30,    March 31,
                                              2003        2002       2002        2002         2002
                                           ----------  ----------  ----------  ----------  ----------

EQUITY MARKET CAPITALIZATION. . . . . . .     512,773     517,935     557,174     670,817     650,677

MARKET CAPITALIZATION
Consolidated. . . . . . . . . . . . . . .   $ 970,723     939,489     960,367   1,121,085   1,055,803
Combined, including share of
  partnerships. . . . . . . . . . . . . .   1,182,421   1,158,413   1,177,358   1,319,782   1,242,977
Combined,including partnerships at 100% .   2,166,147   2,188,835   2,113,925   2,334,010   2,179,544


DEBT SERVICE (g)
----------------

INTEREST EXPENSE

Consolidated. . . . . . . . . . . . . . .   $   6,296       6,560       6,027       6,046       5,762
Combined, including share of partnerships      10,030      10,497       9,870       9,564       9,159

CAPITALIZED INTEREST

Consolidated. . . . . . . . . . . . . . .         392         353       1,013         962       1,054
Combined, including share
  of partnerships . . . . . . . . . . . .         444         423       1,051         985       1,072

SCHEDULED PRINCIPAL PAYMENTS
(normal amortization)

Consolidated. . . . . . . . . . . . . . .         952       1,094       1,075       1,105       1,183
Combined, including share of partnerships       1,528       1,657       1,619       1,634       1,735


See notes on following pages.





First Quarter 2003                                                                              Page 9
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                          SELECTED FINANCIAL AND OPERATING INFORMATION
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)


                                                                  Quarter Ended
                                         ------------------------------------------------------------
                                            March 31,    Dec. 31,   Sept. 30,   June 30,    March 31,
                                              2003        2002       2002        2002         2002
                                           ----------  ----------  ----------  ----------  ----------
OPERATIONAL RATIOS
------------------

EBITDA, AS PERCENT OF TOTAL MARKET
 CAPITALIZATION
Consolidated. . . . . . . . . . . . . . .         9.7%       10.5%       10.2%        9.2%        9.6%
Combined, including share of
  unconsolidated affiliates . . . . . . .         8.0%        8.5%        8.3%        7.9%        8.1%

INTEREST COVERAGE
Consolidated. . . . . . . . . . . . . . .         3.7         3.8         4.1         4.3         4.4
Combined, including share of partnerships         2.4         2.4         2.5         2.7         2.7

FIXED CHARGE COVERAGE (h)
Consolidated. . . . . . . . . . . . . . .         2.9         2.9         3.1         3.2         3.2
Combined, including share of partnerships         2.0         2.0         2.1         2.2         2.2


FINANCIAL RATIOS
----------------

DEBT TO TOTAL MARKET CAPITALIZATION
Consolidated. . . . . . . . . . . . . . .        47.2%       44.9%       42.0%       40.2%       38.4%
Combined, including share of
  unconsolidated affiliates . . . . . . .        56.6%       55.3%       52.7%       49.2%       47.7%

DEBT TO TOTAL ASSETS, AT COST
 (before depreciation)
Consolidated. . . . . . . . . . . . . . .        42.3%       40.5%       38.9%       41.9%       39.6%
Combined, including share of partnerships        50.1%       48.8%       47.8%       49.4%       47.2%







First Quarter 2003                                                                             Page 10
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                              SELECTED FINANCIAL AND OPERATING INFORMATION - CONTINUED
                                                                                             Unaudited
                                                         (Dollars in thousands, except for share data)




Notes:

     (a)   All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
           Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

           Reconciliation of Consolidated Total Revenue for quarters ended:
                                                                                March 31,   March 31,
                                                                                  2003        2002
                                                                               ----------  ----------

           Community revenue. . . . . . . . . . . . . . . . . . . . . . . . . .  $ 27,083      26,522
           Income from partnerships . . . . . . . . . . . . . . . . . . . . . .     1,457       2,029
           Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . .       652         721
           Loss from the Service Companies. . . . . . . . . . . . . . . . . . .       (42)      --
                                                                                 --------    --------
           Consolidated total revenue (see detail on page 13) . . . . . . . . .  $ 29,150      29,272
                                                                                 ========    ========

     (b)   All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.  Excludes revenues of the Service
           Companies.

     (c)   As of and for the three months ended March 31, 2003, includes a positive adjustment to add back $605 of the Service Companies' taxes and depreciation.  In prior periods the Service Companies were not consolidated and this adjustment was not made.

     (d)   Represents dividends paid on all common and preferred shares.

     (e)   All preferred shares are convertible to common shares.

     (f)   Represents Minority Interest on the Company's Consolidated Balance Sheets.

     (g)   Excludes amortization of deferred and other financing costs.

     (h)   Includes interest expense and preferred dividends and excludes principal amortization.




First Quarter 2003                                                                             Page 11
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                             FUNDS FROM OPERATIONS
                                                         Unaudited
                     (Dollars in thousands, except for share data)



                                              Three Months Ended
                                                   March 31,
                                            -----------------------
                                                2003        2002
                                             ----------  ----------

Company's share of communities' EBITDA (a).  $   24,127      26,035

Share of Service Companies' EBITDA/FFO (b).         563        (230)
Other income. . . . . . . . . . . . . . . .         196         254
Co-investment fee income (c). . . . . . . .         456         697
General and administrative. . . . . . . . .      (1,740)     (1,540)
                                             ----------  ----------

EARNINGS BEFORE INTEREST, TAXES,
 DEPRECIATION AND AMORTIZATION (EBITDA) . .      23,602      25,216
                                             ----------  ----------

INTEREST EXPENSE (d)
Wholly-owned communities and portfolio
  debt. . . . . . . . . . . . . . . . . . .      (6,492)     (5,946)
Share of partnership communities. . . . . .      (3,788)     (3,442)
                                             ----------  ----------
                                                (10,280)     (9,388)
                                             ----------  ----------
SERVICE COMPANIES TAXES AND DEPRECIATION
 AND AMORTIZATION
  Taxes . . . . . . . . . . . . . . . . . .         155       --
  Depreciation and amortization . . . . . .        (760)      --
                                             ----------  ----------
                                                   (605)      --
                                             ----------  ----------

FUNDS FROM OPERATIONS (FF0) . . . . . . . .      12,717      15,828
                                             ----------  ----------

CAPITAL EXPENDITURES PAID FROM FFO (e)
Wholly-owned communities. . . . . . . . . .      (1,084)     (1,005)
Share of partnership communities. . . . . .        (225)       (222)
                                             ----------  ----------
                                                 (1,309)     (1,227)
                                             ----------  ----------
ADJUSTED FUNDS FROM OPERATIONS (AFFO) . . .  $   11,408      14,601
                                             ==========  ==========
Notes:

     (a) Includes discontinued operations. See page 29 for reconciliation of community revenue and expenses to the Company's share of communities' EBITDA.

     (b) In 2003, includes share of EBITDA, net of intercompany interest elimination. In 2002, includes interest income and share of income from the Service Companies.

     (c)   See page 32.

     (d)   Includes amortization of deferred and other financing costs.

     (e) For details, refer to the Company's Management Discussion and Analysis in the Form 10-Q filed with the SEC for this reporting period.


First Quarter 2003                                         Page 12
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                              STATEMENTS OF OPERATIONS
                                                                           Three Months Ended March 31
                                                                     (Unaudited, dollars in thousands)

                                                          Consolidated (a)           Combined (b)
                                                      ----------------------- -----------------------
                                                          2003        2002        2003        2002
                                                       ----------  ----------  ----------  ----------
RENTAL OPERATIONS
Community revenue:
  Rental. . . . . . . . . . . . . . . . . . . . . . .  $   25,397      24,974      37,493      36,896
  Other . . . . . . . . . . . . . . . . . . . . . . .       1,686       1,548       2,579       2,356
                                                       ----------  ----------  ----------  ----------
                                                           27,083      26,522      40,072      39,252

Income from partnerships. . . . . . . . . . . . . . .       1,457       2,029       --          --
                                                       ----------  ----------  ----------  ----------
                                                           28,540      28,551      40,072      39,252
                                                       ----------  ----------  ----------  ----------
Community operating expenses:
  Rental. . . . . . . . . . . . . . . . . . . . . . .      11,321      10,085      16,650      15,180
  Interest and amortization of deferred financing costs     6,492       5,946      10,280       9,388
  Depreciation. . . . . . . . . . . . . . . . . . . .       5,518       5,040       8,629       7,899
                                                       ----------  ----------  ----------  ----------
                                                           23,331      21,071      35,559      32,467
                                                       ----------  ----------  ----------  ----------

    Income from rental operations . . . . . . . . . .       5,209       7,480       4,513       6,785
                                                       ----------  ----------  ----------  ----------

OTHER INCOME
  Interest and share of loss from the Service Companies     --           (230)      --           (230)
  Fee income from unconsolidated partnerships . . . .         456         697         456         697
  Other income (c). . . . . . . . . . . . . . . . . .         196         254         892         949
                                                       ----------  ----------  ----------  ----------
                                                              652         721       1,348       1,416
                                                       ----------  ----------  ----------  ----------










First Quarter 2003                                                                             Page 13
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                  STATEMENTS OF OPERATIONS - CONTINUED
                                                                           Three Months Ended March 31
                                                                     (Unaudited, dollars in thousands)


                                                          Consolidated (a)           Combined (b)
                                                      ----------------------- -----------------------
                                                          2003        2002        2003        2002
                                                       ----------  ----------  ----------  ----------
SERVICE COMPANIES' OPERATIONS
  Total revenue . . . . . . . . . . . . . . . . . . .      22,153       --         22,153       --
  Total expenses. . . . . . . . . . . . . . . . . . .      22,195       --         22,195       --
                                                       ----------  ----------  ----------  ----------
    Loss from Service Companies' operations . . . . .         (42)      --            (42)      --
                                                       ----------  ----------  ----------  ----------

GENERAL AND ADMINISTRATIVE. . . . . . . . . . . . . .       1,740       1,540       1,740       1,540
                                                       ----------  ----------  ----------  ----------

INCOME FROM CONTINUING OPERATIONS BEFORE
  SHARE OF GAINS ON SALES OF PROPERTIES . . . . . . .       4,079       6,661       4,079       6,661
Gain on sale of residential property including share
  of gains on sales of a partnership's properties . .       --          --          --          --
                                                       ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST . . . . . . . . . . . . . .       4,079       6,661       4,079       6,661
  Minority interest . . . . . . . . . . . . . . . . .         371         779         371         779
                                                       ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS . . . . . . . . . .       3,708       5,882       3,708       5,882
                                                       ----------  ----------  ----------  ----------
Income from discontinued operations,
  net of minority interest (d). . . . . . . . . . . .       --            778       --            778
Gain on sale of discontinued operations, net of
  minority interest . . . . . . . . . . . . . . . . .       --          --          --          --
                                                       ----------  ----------  ----------  ----------
INCOME FROM DISCONTINUED OPERATIONS, NET OF
  MINORITY INTEREST . . . . . . . . . . . . . . . . .       --            778       --            778
                                                       ----------  ----------  ----------  ----------

NET INCOME. . . . . . . . . . . . . . . . . . . . . .       3,708       6,660       3,708       6,660
Net income attributable to preferred shares . . . . .       1,981       2,082       1,981       2,082
                                                       ----------  ----------  ----------  ----------
NET INCOME ATTRIBUTABLE TO COMMON SHARES. . . . . . .  $    1,727       4,578       1,727       4,578
                                                       ==========  ==========  ==========  ==========







First Quarter 2003                                                                             Page 14
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                  STATEMENTS OF OPERATIONS - CONTINUED
                                                                           Three Months Ended March 31
                                                                     (Unaudited, dollars in thousands)


                                                          Consolidated (a)           Combined (b)
                                                      ----------------------- -----------------------
                                                          2003        2002        2003        2002
                                                       ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST . . . . . . . . . . . . . .       4,079       6,661       4,079       6,661
Income from discontinued operations before minority
  interest. . . . . . . . . . . . . . . . . . . . . .       --            937       --            937
Add:  Depreciation
  Wholly-owned communities. . . . . . . . . . . . . .       5,518       5,362       5,518       5,362
  Share of partnership communities. . . . . . . . . .       3,120       2,868       3,120       2,868
Less:  Gains on sales of rental properties
  Wholly-owned communities. . . . . . . . . . . . . .       --          --          --          --
  Share of partnership communities. . . . . . . . . .       --          --          --          --
                                                       ----------  ----------  ----------  ----------
FUNDS FROM OPERATIONS . . . . . . . . . . . . . . . .  $   12,717      15,828      12,717      15,828
                                                       ==========  ==========  ==========  ==========



Notes:

     (a)   All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
           Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

     (b)   All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

     (c)   Combined includes other items of partnership operations such as interest income on invested funds, legal, audit and other costs of partnership administration including asset management fees paid to the
           Company, compensation received in the form of cash flow preference and share of income in excess of the Company's ownership percentage.

     (d)   No interest expense is associated with discontinued operations.







First Quarter 2003                                                                             Page 15
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                        BALANCE SHEETS
                                                                     (Unaudited, dollars in thousands)


                                                     Consolidated (a)               Combined (b)
                                                -------------------------   -------------------------
                                                  March 31,  December 31,     March 31,  December 31,
                                                    2003         2002           2003         2002
                                                 ----------  ------------    ----------  ------------

ASSETS
Rental apartments
  Land. . . . . . . . . . . . . . . . . . . .    $  100,966        97,700       156,655       153,873
  Depreciable property. . . . . . . . . . . .       653,002       631,480     1,002,147       984,053
                                                 ----------    ----------    ----------    ----------
                                                    753,968       729,180     1,158,802     1,137,926
Less:  Accumulated depreciation . . . . . . .      (125,786)     (120,268)     (165,407)     (158,973)
                                                 ----------    ----------    ----------    ----------
                                                    628,182       608,912       993,395       978,953

Land held for development or sale . . . . . .        14,248        14,158        14,248        14,158
Rental apartments under development . . . . .        26,692        24,943        69,209        69,225

Investments in partnerships (c) . . . . . . .       193,356       197,517         --            --

Cash and cash equivalents . . . . . . . . . .         2,860         2,422         7,056         9,426
Service Companies' assets (d) . . . . . . . .        58,080        52,774        58,080        52,774
Other assets and deferred expenses, net (e) .        27,275        20,128        27,982        24,242
                                                 ----------    ----------    ----------    ----------
    TOTAL ASSETS. . . . . . . . . . . . . . .    $  950,693       920,854     1,169,970     1,148,778
                                                 ==========    ==========    ==========    ==========
















First Quarter 2003                                                                             Page 16
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                            BALANCE SHEETS - CONTINUED
                                                                     (Unaudited, dollars in thousands)



                                                     Consolidated (a)               Combined (b)
                                                -------------------------   -------------------------
                                                  March 31,  December 31,     March 31,  December 31,
                                                    2003         2002           2003         2002
                                                 ----------  ------------    ----------  ------------
LIABILITIES
Debt. . . . . . . . . . . . . . . . . . . . .    $  457,950       421,554       669,648       637,726
Distributions in excess of investments in
  and earnings from partnerships. . . . . . .         5,822         4,806         --            --
Accrued expenses and other liabilities. . . .        32,168        33,391        45,569        49,949
                                                 ----------    ----------    ----------    ----------
    TOTAL LIABILITIES . . . . . . . . . . . .       495,940       459,751       715,217       687,675
                                                 ----------    ----------    ----------    ----------

Mandatorily redeemable convertible
  preferred shares. . . . . . . . . . . . . .        93,247        93,247        93,247        93,247

Minority interest . . . . . . . . . . . . . .        63,198        65,728        63,198        65,728

Total shareholders' equity. . . . . . . . . .       298,308       302,128       298,308       302,128
                                                 ----------    ----------    ----------    ----------
    TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY. . . . . . . . . .    $  950,693       920,854     1,169,970     1,148,778
                                                 ==========    ==========    ==========    ==========

Notes:

     (a)   All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
           Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

     (b)   All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

     (c)   See details in the Company's SEC Form 10-Q.

     (d)   See page 34.

     (e)   Includes deferred development costs, accounts receivable, deposits, notes receivable, development fees receivable, prepaid expenses and miscellaneous.


First Quarter 2003                                                                             Page 17
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                     DEBT AND PREFERRED SHARES SUMMARY
                                                                                        March 31, 2003
                                                                     (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                            Weighted
                                            Average    Years to
Type of                          Percent    Interest   Maturity                                  Variable
of Indebtedness       Balance    of Total   Rate (c)     (d)      Secured   Unsecured   Fixed      (e)
---------------       --------   --------   --------   --------   --------  ---------  --------  --------
Conventional
  mortgages . . . . . $287,700      62.8%       7.1%        6.7    287,700      --      287,700     --
Construction
  financing . . . . .    --            0%         0%        0.0      --         --        --        --
Tax-exempt debt . . .   50,250      11.0%       2.3%        0.6      9,500     40,750     --       50,250
Credit facilities (f)  114,000      24.9%       3.5%        0.6      --       114,000     --      114,000
Other (g) . . . . . .    6,000       1.3%       2.1%        0.0      --         6,000     --        6,000
                      --------    -------    -------    -------    -------    -------   -------   -------
    Total . . . . . . $457,950     100.0%       5.6%        4.4    297,200    160,750   287,700   170,250
                      ========    =======    =======    =======    =======    =======   =======   =======
  Percent of total. .                                                64.9%      35.1%     62.8%     37.2%
                                                                   =======    =======   =======   =======

COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                            Weighted
                                            Average    Years to
Type of                          Percent    Interest   Maturity                                  Variable
of Indebtedness       Balance    of Total   Rate (c)     (d)      Secured   Unsecured   Fixed      (e)
---------------       --------   --------   --------   --------   --------  ---------  --------  --------
Conventional
  mortgages . . . . . $492,031      73.5%       7.1%        6.6    492,031      --      492,031     --
Construction
  financing . . . . .    9,423       1.4%       3.2%        1.8      9,423      --        --        9,423
Tax-exempt debt . . .   50,250       7.5%       2.3%        0.6      9,500     40,750     --       50,250
Credit facilities (f)  114,000      17.0%       3.5%        0.6      --       114,000     --      114,000
Other (g) . . . . . .    3,944       0.6%       2.1%        0.0      --         3,944     --        3,944
                      --------    -------    -------    -------    -------    -------   -------   -------
    Total . . . . . . $669,648     100.0%       6.1%        5.0    510,954    158,694   492,031   177,617
                      ========    =======    =======    =======    =======    =======   =======   =======
  Percent of total. .                                                76.3%      23.7%     73.5%     26.5%
                                                                   =======    =======   =======   =======
See notes on the following page.

First Quarter 2003                                                                             Page 18
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                     DEBT AND PREFERRED SHARES SUMMARY
                                                                                        MARCH 31, 2003
                                                                     (Unaudited, dollars in thousands)

PREFERRED SHARES
----------------

                                                        Number of         Out-                  Current
                             Date          Original     Shares at       standing   Dividend    Liquidation
Security                   of Issue         Issue       Issuance         Shares      Rate      Preference
----------------------     ---------       --------     ---------       --------   --------    -----------

Convertible Preferred
  Series A                   1/30/96       $ 20,000     1,200,000        100,000      (h)            2,019

Convertible Preferred
  Series B                     (i)           75,000     3,125,000      3,125,000      (j)           76,500

Convertible Preferred
  Series D (k)              10/31/01         20,000       800,000        800,000      (l)           20,433



Notes:

     (a)   All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
           Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

     (b)   All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

     (c)   The Weighted Average Interest Rate for variable rate debt reflects (i) the variable rate in effect on the last day of the period (ii) the effective fixed interest rates on swaps and (iii) each financing's respective lender credit spread.

     (d)   Years to Maturity reflects the expiration date of the credit enhancements supporting Tax-exempt debt, not the actual maturity dates of the bonds, which are in 2024.





First Quarter 2003                                                                             Page 19
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                         DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                        March 31, 2003
                                                                     (Unaudited, dollars in thousands)



     (e)   The following summarizes interest rate limitation and swap contracts associated with the Credit
           Facilities:


                                                                          Fixed Rate,
                                                                           Excluding
                                                                            Lender
     Type of                                                Notional        Credit           Term of
     Contract      Counterparty                              Amount         Spread          Contract
     --------      ------------                             --------      -----------    ---------------
     Swap          Harris Trust & Savings Bank                15,000           6.405%    9/21/99  - 9/20/04
     Swap          Harris Trust & Savings Bank                10,000           6.438%    10/4/99  - 10/4/04
                                                             -------
                                                              25,000
                                                             -------

           The following summarizes interest rate swap contracts associated with the construction financing of AMLI at Seven Bridges, in which the Company owns a 20% interest:




















First Quarter 2003                                                                             Page 20
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                         DEBT AND PREFERRED SHARES SUMMARY - CONTINUED
                                                                                        March 31, 2003
                                                                     (Unaudited, dollars in thousands)

                                                                          Fixed Rate,
                                                                           Excluding
                                                                            Lender
     Type of                                                Notional        Credit           Term of
     Contract      Counterparty                              Amount         Spread          Contract
     --------      ------------                             --------      -----------   ----------------
     Swap          PNC Bank, N.A.                            $30,000           4.670%   1/10/03 - 7/10/03
     Swap          PNC Bank, N.A.                             50,000           4.670%   7/10/03 -12/10/03

     (f)   See note (c) on page 22.

     (g)   Demand notes payable by the Company to its managed partnerships.  Combined amount is net of elimination of Company's share.

     (h)   The dividend per share is equal to the common share dividend.

     (i)   Funded in three installments of $25 million each on 3/9/98, 6/30/98 and 9/30/98.

     (j)   The dividend per share is the greater of an annualized (i)  $1.84 per share or (ii) the amount payable on the common shares.

     (k)   800,000 preferred shares were issued at $25 per share.  These shares may be converted to 720,721 common shares, reflecting a conversion price of $27.75 per common share.

     (l)   The dividend per share is the greater of an annualized (i)  $2.1625 per share or (ii) the amount payable on the common shares.















First Quarter 2003                                                                             Page 21
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                       DEBT MATURITIES
                                                                                        March 31, 2003
                                                                     (Unaudited, dollars in thousands)

CONSOLIDATED DEBT (a)
---------------------
                                                                                            Wtd. Average
                                                                                              Interest
                                                                                              Rate on
                    Scheduled          Due at                           Percent to            Maturing
Year               Amortization       Maturity          Total             Total                 Debt
----------         ------------      -----------     -----------        -----------         ------------
2003                  $  2,948        120,000(c)        122,948              26.8%                 3.4%
2004                     3,857         22,547            26,404               5.8%                 7.6%
2005                     3,997         31,024            35,021               7.6%                 8.2%
2006                     3,130         35,372            38,502               8.4%                 7.8%
2007                     2,661         32,981            35,642               7.8%                 6.7%
Thereafter              18,733        180,700(d)        199,433              43.6%                 5.6%
                      --------        -------           -------             ------                -----
    Total             $ 35,326        422,624           457,950             100.0%                 5.6%
                      ========        =======           =======             ======                =====
  Percent to Total        7.7%          92.3%            100.0%
                      ========        =======           =======


COMBINED DEBT, INCLUDING SHARE OF PARTNERSHIPS (b)
--------------------------------------------------
                                                                                            Wtd. Average
                                                                                              Interest
                                                                                              Rate on
                    Scheduled          Due at                           Percent to            Maturing
Year               Amortization       Maturity          Total             Total                 Debt
----------         ------------      -----------     -----------        -----------         ------------

2003                  $  4,624        121,573(c)        126,197              18.8%                 3.5%
2004                     6,162         24,987            31,149               4.7%                 7.6%
2005                     6,456         40,447            46,903               7.0%                 7.1%
2006                     5,667         66,794            72,461              10.8%                 7.6%
2007                     4,748         65,552            70,300              10.5%                 7.3%
Thereafter              29,039        293,599(d)        322,638              48.2%                 6.2%
                      --------        -------           -------             ------                -----
    Total             $ 56,696        612,952           669,648             100.0%                 6.1%
                      ========        =======           =======             ======                =====
  Percent to Total        8.5%          91.5%            100.0%
                      ========        =======           =======


First Quarter 2003                                                                             Page 22
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                           DEBT MATURITIES - CONTINUED
                                                                                        March 31, 2003
                                                                     (Unaudited, dollars in thousands)





Notes:

     (a)   All references to "Consolidated" refer to disclosures that are derived from numbers directly on the
           Company's consolidated financial statements, which are prepared in accordance with GAAP and reflect the Company's interest in unconsolidated partnerships on the equity method.

     (b)   All references to "Combined", "Combined, including share of partnerships" or the like refer to calculations derived by combining the Company's consolidated financial information with the Company's pro rata share of its partnerships' financial information.

     (c)   The Company's primary unsecured line of credit, which has a current maturity of November 2003; the
           Company anticipates replacing this line of credit in May 2003 with a $200 million line of credit maturing in May 2006.

     (d)   Includes Bonds which mature in 2024. The credit enhancements on $40,750 and $9,500 expire on
           October 15, 2003 and on December 18, 2003, respectively.
























First Quarter 2003                                                                             Page 23
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                                SAME STORE COMMUNITIES
                                                                           THREE MONTHS ENDED MARCH 31



PHYSICAL OCCUPANCY AND COLLECTED
REVENUE PER OCCUPIED UNIT (a)
--------------------------------
                                                                                Weighted Average
                                     Weighted Average Occupancy (b)           Collected Revenue (c)
                                   ---------------------------------   ---------------------------------
                       Apartment                             Percent                             Percent
Market                   Homes        2003        2002       Change       2003        2002       Change
------                 ---------    --------    --------    --------    --------    --------    --------

Dallas                     6,560       88.3%       91.0%       -2.9%         831         862       -3.7%
Atlanta                    5,637       90.3%       90.1%        0.2%         862         916       -5.9%
Austin                     2,797       90.7%       91.7%       -1.1%         819         890       -8.0%
Houston                    1,133       89.0%       90.6%       -1.7%       1,068       1,090       -2.0%
Indianapolis               2,028       89.4%       90.4%       -1.1%         811         798        1.7%
Kansas City                2,518       89.5%       89.5%        0.1%         835         871       -4.2%
Chicago                    3,243       88.6%       88.8%       -0.2%       1,112       1,154       -3.7%
Denver                       742       86.8%       87.9%       -1.3%       1,035       1,094       -5.4%
                         -------      ------      ------      ------      ------      ------      ------

Total                     24,658       89.3%       90.3%       -1.1%         889         929       -4.3%
                         =======      ======      ======      ======      ======      ======      ======


















First Quarter 2003                                                                             Page 24
Supplemental Information                                             AMLI Residential Properties Trust



AMLI RESIDENTIAL                                                    SAME STORE COMMUNITIES - CONTINUED
                                                                           THREE MONTHS ENDED MARCH 31



REVENUE, EXPENSES AND NET OPERATING INCOME (a)
(dollars in thousands)
----------------------------------------------

                          Revenue                       Expenses               Net Operating Income (d)
                ----------------------------  ---------------------------- -----------------------------
                                    Percent                       Percent                       Percent
Market            2003      2002    Change      2003      2002    Change      2003      2002    Change
------          --------  --------  --------  --------  --------  --------  --------  --------  --------

Dallas          $ 14,432    15,404     -6.3%     6,363     6,495     -2.0%     8,069     8,909     -9.4%
Atlanta           13,171    13,974     -5.7%     4,912     4,858      1.1%     8,259     9,116     -9.4%
Austin             6,234     6,840     -8.9%     2,873     2,831      1.5%     3,361     4,009    -16.2%
Houston            3,233     3,353     -3.6%     1,406     1,430     -1.7%     1,827     1,923     -5.0%
Indianapolis       4,309     4,379     -1.6%     1,778     1,622      9.6%     2,531     2,757     -8.2%
Kansas City        5,649     5,890     -4.1%     1,959     2,036     -3.8%     3,690     3,854     -4.3%
Chicago            9,585     9,798     -2.2%     3,692     3,548      4.1%     5,893     6,250     -5.7%
Denver             1,995     2,142     -6.9%       573       625     -8.2%     1,422     1,517     -6.3%
                --------  --------  --------  --------  --------  --------  --------  --------  --------
Total           $ 58,608    61,780     -5.1%    23,556    23,445      0.5%    35,052    38,335     -8.6%
                ========  ========  ========  ========  ========  ========  ========  ========  ========

Wholly-owned    $ 24,695    26,522              10,128    10,077              14,567    16,445
Partnership       33,913    35,258              13,428    13,368              20,485    21,890
                --------  --------            --------  --------            --------  --------
                $ 58,608    61,780              23,556    23,445              35,052    38,335
                ========  ========            ========  ========            ========  ========

Notes:

     (a)   Information shown is Combined, including partnership communities at 100%.

     (b)   Represents average daily physical occupancy.

     (c)   Represents amounts collected for rent and other income per month.

     (d)   See page 29 for reconciliation of same store community revenue, expenses, net operating income and EBITDA.

First Quarter 2003                                                                             Page 25
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                    SAME COMMUNITY
                                             RENTAL REVENUE GROWTH




The following graphs present monthly rental revenue for the year 2003 in gray, compared to monthly rental revenue for the twelve months of 2002 in black. Note that information shown is combined, including partnership communities at 100%.


ALL PROPERTIES
--------------

For the first quarter 2003, community total revenue (including rental and other) declined 5.1% and expenses grew 0.5%, producing a decline in NOI of 8.6% comparing to the first quarter of 2002. Sequential same community revenue trended downward for the third straight quarter as a result of the continued weakness in the economy. Total revenue decreased in all markets when compared to the same quarter a year ago; however, both Dallas and Chicago posted total revenue growth of 0.6% and 0.4%, respectively, compared to last quarter, due to an increase in other income.


DALLAS
------

Dallas same community total revenue declined by 6.3%, operating expenses decreased 2.0% and NOI was down 9.4% for the first quarter of 2003 compared to the first quarter of 2002. The Dallas economy continued to suffer with job losses totaling 30,000 in 2002. Job layoffs from a large concentration of high-tech and telecommunications companies continue to impact communities in the Northern Dallas submarkets. New apartment units continue to be added to the inventory despite the soft economy, with approximately 10,100 units still under construction. Physical occupancy of 88.3% was down 2.9% compared to the same quarter a year ago, and down 0.1% compared to the last quarter of 2002. Same community collected rent per occupied unit was down 4.4% from a year ago and down 0.1% compared to the prior quarter.


ATLANTA
-------

Atlanta same community total revenue declined 5.7%, expenses increased 1.1% and NOI decreased 9.4% for the first quarter of 2003 compared to the same quarter a year ago. Total revenue declined 0.6% from the fourth quarter, the lowest decline in the past five quarters. Physical occupancy increased slightly over the same quarter a year ago to 90.3%, but was down 0.2% compared to the fourth quarter. Same community collected rent per occupied unit was down 6.2% from a year ago and 0.8% from last quarter. The challenge in Atlanta remains absorption of a significant new supply pipeline, with 15,113 units under construction as of January 2003. Job losses slowed dramatically in 2002 with Atlanta posting a net loss of 7,000 jobs compared to a loss of 37,100 in 2001. Without a significant improvement in demand fundamentals, the Atlanta market may experience further deterioration.











First Quarter 2003                                         Page 26
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL                                    SAME COMMUNITY
                                 RENTAL REVENUE GROWTH - CONTINUED



CHICAGO
-------

Chicago same community total revenue declined 2.2% and expenses increased 4.1%, resulting in a 5.7% decrease in NOI for the first quarter of 2003 compared to the same period a year ago. Compared to the fourth quarter of 2002, total revenue was up slightly, 0.4%, the first increase in three quarters. Physical occupancies remained virtually unchanged from the prior quarter and a year ago, having increased 0.2% from the fourth quarter to 88.6%, and decreased 0.2% compared to the first quarter of 2002. Additionally, same community collected rent per occupied unit decreased 2.4% compared to the first quarter 2002 and 0.7%, versus last quarter. While recent revisions to year ended 2002 job data showed that Chicago lost fewer jobs than was previously reported, the metro area remained down almost 27,000 jobs from 2001.


AUSTIN
------

Austin posted the largest decline in performance from a year ago, with same store total revenue down 8.9%, expenses up 1.5% and NOI down 16.2% for the first quarter 2003 compared to the same period in 2002. Physical occupancy decreased to 90.7% from 92.1% in the fourth quarter, a drop of 1.4% while same community collected rent per occupied unit fell 0.7% from last quarter. The primary challenge for Austin is the absorption of a significant new supply pipeline, as approximately 7,000 units will be delivered in 2003.


KANSAS
------

Same community total revenue in Kansas for the first quarter of 2003 declined 4.1% compared to first quarter 2002 with NOI down 4.3% over comparable periods. Expenses in the current quarter compared to last year declined 3.8%, in part due to favorable variances in real estate taxes. Total revenue and NOI was down 1.7% and 8.1%, respectively, from the fourth quarter 2002. Same community collected rent per occupied unit decreased 3.5% from the same period of a year ago. Revisions from the Bureau of Labor Statistics (BLS) showed that Kansas City lost more jobs in 2002 than previously reported, with the new figures showing 18,300 jobs lost during the year compared to the 6,300 previously reported. Physical occupancy decreased to 89.5% from 91.1% in the fourth quarter but is in line with a year ago.


INDIANA
-------

Same community total revenue for Indianapolis for the first quarter 2003 declined 1.6% and 2.2% compared to the same period last year and to the fourth quarter of 2002, respectively. NOI for the current quarter declined by 8.2%, with a 9.6% increase in expenses, primarily due to painting costs, compared to 2002. Physical occupancy of 89.4% was down 1.9% compared to the last quarter and down 1.0% relative to the same quarter a year ago. Same community collected rent per occupied unit fell 1.5% from year ago levels. Job growth in Indianapolis was weaker than originally projected as benchmarking revisions from the BLS reported a loss of 16,900 jobs in 2002 (revised from - 7,000) or -1.9%.




First Quarter 2003                                         Page 27
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL                                    SAME COMMUNITY
                                 RENTAL REVENUE GROWTH - CONTINUED



HOUSTON
-------

Houston performed better than most AMLI markets compared to a year ago, but posted the largest total revenue decrease compared to the fourth quarter of 2002 due to the occupancy pressure caused by significant new supply additions. Total revenue was down 3.6% compared to a year ago and 3.1% compared to the previous quarter. Same community collected rent per unit decreased 1.5% from the same period a year ago. Occupancy for the quarter averaged 89.0%, down 2.1% from the fourth quarter occupancy of 91.1% and down 1.7% compared to the first quarter of last year. M/PF reports that nearly 8,800 new units were added in the last year, with over 1,500 delivered in the first quarter. The entire Houston market experienced negative absorption (net 4,200 move-outs) for the quarter, pushing the MSA to 90.8%, the lowest occupancy level in three years.


DENVER
------

The same community universe in Denver now encompasses two communities totaling 742 units. Same community total revenue for the first quarter of 2003 was down 6.9% compared to the first quarter 2002 and 1.8% compared to the last quarter. The current quarter's expenses declined 8.2% versus last year's first quarter. NOI declined 6.3%, respectively compared to last year, but was up 5.4% versus last quarter, the highest quarter over quarter NOI increase in our portfolio. Physical occupancy averaged 86.8%, down 2.6% from the fourth quarter and 1.3% from a year ago. Same community collected rent per occupied unit was down 5.6% versus the first quarter of last year and 0.4% versus last quarter. In 2002 the metro lost 16,100 jobs, on top of the 43,500 lost the year before. In addition, M/PF reports 11,555 units in the construction pipeline as of January 2003, making for an extremely challenging environment for the next 12-18 months.































First Quarter 2003                                         Page 28
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                     COMPONENTS OF NOI
                                                                           THREE MONTHS ENDED MARCH 31
                                                                                (Dollars in thousands)


                                                                                Partnership Communities
                      Wholly-Owned Communities (a)      Combined (g)(h)                 at 100%
                      ---------------------------- -------------------------- --------------------------
                                          Percent                    Percent                    Percent
                          2003     2002   Change     2003     2002   Change     2003     2002   Change
                        -------- -------- -------- -------- -------- -------- -------- -------- --------

REVENUE
Same store
 communities (b). . . .   24,695   26,522    -6.9%   35,922   38,209    -6.0%   33,913   35,258    -3.8%
New communities (c) . .        0        0     0.0%      524      352    48.6%    2,217    1,432    54.8%
Communities under
 development and
 lease-up . . . . . . .      223        0     0.0%      725       60  1105.6%    1,887      201   836.4%
Acquisition
 communities (d). . . .    2,165        0     0.0%    2,901        0     0.0%    2,210        0     0.0%
Communities sold/
 contributed to
 ventures (e) . . . . .        0    2,123  -100.0%        0    2,754  -100.0%      904    3,640   -75.2%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------

                          27,083   28,645    -5.5%   40,072   41,375    -3.1%   41,131   40,531     1.5%
                        ======== ======== ======== ======== ======== ======== ======== ======== ========

EXPENSES
Same store
 communities (b). . . .   10,128   10,077     0.5%   14,606   14,533     0.5%   13,428   13,368     0.5%
New communities (c) . .        0        0     0.0%      213      187    14.1%      893      770    15.8%
Communities under
 development and
 lease-up . . . . . . .      210        9  2247.6%      488       61   689.8%    1,113      183   508.6%
Acquisition
 communities (d). . . .      983        0     0.0%    1,232        0     0.0%      737        0     0.0%
Communities sold/
 contributed to
 ventures (e) . . . . .        0      864  -100.0%        0    1,144  -100.0%      418    1,596   -73.8%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------

                          11,321   10,950     3.4%   16,539   15,925     3.9%   16,589   15,917     4.2%
                        ======== ======== ======== ======== ======== ======== ======== ======== ========


First Quarter 2003                                                                             Page 29
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                         COMPONENTS OF NOI - CONTINUED
                                                                           THREE MONTHS ENDED MARCH 31
                                                                                (Dollars in thousands)



                                                                                Partnership Communities
                      Wholly-Owned Communities (a)      Combined (g) (h)                at 100%
                      ---------------------------- -------------------------- --------------------------
                                          Percent                    Percent                    Percent
                          2003     2002   Change     2003     2002   Change     2003     2002   Change
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
NET OPERATING INCOME
Same store
 communities (b). . . .   14,567   16,445   -11.4%   21,316   23,676   -10.0%   20,485   21,890    -6.4%
New communities (c) . .        0        0     0.0%      311      165    88.0%    1,324      662   100.3%
Communities under
 development and
 lease-up . . . . . . .       13       -9  -248.9%      237       -1               774       18  4070.1%
Acquisition
 communities (d). . . .    1,182        0     0.0%    1,669        0     0.0%    1,473        0     0.0%
Communities sold/
 contributed to
 ventures (e) . . . . .        0    1,259  -100.0%        0    1,609  -100.0%      486    2,044   -76.2%
                        -------- -------- -------- -------- -------- -------- -------- -------- --------
                          15,762   17,695   -10.9%   23,533   25,450    -7.5%   24,542   24,614    -0.3%
                        ======== ======== ========                   ======== ======== ======== ========

Cash flow preference
 and operating
 promote (f). . . . . .                                 654      622
                                                   -------- --------
COMPANY'S SHARE OF
  NOI (g) . . . . . . .                              24,187   26,072

COMPANY'S SHARE OF
  OTHER, NET. . . . . .                                 -60      -37
                                                   -------- --------
COMPANY'S SHARE OF
  COMMUNITIES' EBITDA .                              24,127   26,035
                                                   ======== ========

COMPANY'S PERCENTAGE
 OF PARTNERSHIPS' NOI:
Before cash flow
 preferences (f). . . .                               31.7%    31.5%
Including cash flow
 preferences and
 other (f). . . . . . .                               34.3%    34.0%
                                                   ======== ========

First Quarter 2003                                                                             Page 30
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                         COMPONENTS OF NOI - CONTINUED
                                                                           THREE MONTHS ENDED MARCH 31
                                                                                (Dollars in thousands)




Notes:

     (a)   Includes communities that were sold and reported as Discontinued Operations in the
           Company's Statements of Operations.

     (b)   Same store communities are communities that have had stabilized operations and were owned by the Company as of January 1, 2002.

     (c)   New communities are communities that were developed by the Company and began stabilized operations after January 1, 2002.

     (d)   Acquisition communities are communities having stabilized operations that were acquired by the Company after January 1, 2002.

     (e)   Reflects operations through the date of sale.  Prior to the date of contribution of the community to a joint venture, the operating results of such communities were disclosed under wholly-owned communities.

     (f)   The terms of certain partnership agreements provide that the Company is entitled to an additional share of such partnership's NOI in addition to the Company's proportionate ownership percentage.  See page 32.

     (g)   Based on the Company's ownership share of each partnership's NOI.  Reflects only property operations.
           Excludes other items of partnership operations such as interest income on invested funds, legal, accounting, audit and other costs of partnership administration, including asset management fees paid to the Company.  See page 32.

     (h)   Company's 100% interest in wholly-owned communities plus the Company's share of partnership communities.












First Quarter 2003                                                                             Page 31
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                        CO-INVESTMENT COMPENSATION
                                            (Dollars in thousands)



                                                Three Months Ended
                                                    March 31,
                                             -----------------------
                                                 2003        2002
                                              ----------  ----------
FEE INCOME (a)

Acquisition fees (a). . . . . . . . . . . . . $    --          --
Asset management fees (b) . . . . . . . . . .        118         129
Disposition fees (c). . . . . . . . . . . . .      --          --
Debt/equity placement fees (a). . . . . . . .      --          --
Development fees (a). . . . . . . . . . . . .        338         458
Promoted interest from sales and Other. . . .      --            110
                                              ----------  ----------
                                                     456         697
                                              ----------  ----------
SHARE OF CASH FLOW (d)

Promoted interest from operating cash flow. .        125         106
Cash flow preferences (e) . . . . . . . . . .        529         516
                                              ----------  ----------
                                                     654         622
                                              ----------  ----------

    TOTAL . . . . . . . . . . . . . . . . . . $    1,110       1,319
                                              ==========  ==========


Notes:

(a) Acquisition, debt/equity placement and development fees are shown net of elimination of Company's share. Property management, construction and certain asset management fees are earned by the Company's subsidiaries. See page 33.

(b) Asset management fees are shown at 100%. The Company's share of partnerships' EBITDA is reduced by its share of this fee.

(c) Disposition fees are shown at 100% as reported gains on sale have been reduced for this cost.

(d)  See page 29.

(e) The Company receives compensation from certain partnerships in the form of a preferential distribution of cash flow.



















First Quarter 2003                                         Page 32
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL           SERVICE COMPANIES FINANCIAL INFORMATION
                                            (Dollars in thousands)



COMBINED CONDENSED STATEMENTS OF OPERATIONS
-------------------------------------------

                                                Three Months Ended
                                                    March 31,
                                             -----------------------
                                                 2003        2002
                                              ----------  ----------

REVENUES
Property management fees (a). . . . . . . . . $    2,551       2,691
General contractor revenues, net (b). . . . .        625         633
Gross profit - corporate homes (c). . . . . .        227         346
Other income. . . . . . . . . . . . . . . . .        205         122
                                              ----------  ----------
                                                   3,608       3,792
                                              ----------  ----------
OPERATING EXPENSES
Property management . . . . . . . . . . . . .      2,351       2,508
Corporate homes . . . . . . . . . . . . . . .        230         242
General contractor. . . . . . . . . . . . . .        443         550
Other expenses. . . . . . . . . . . . . . . .      --          --
                                              ----------  ----------
                                                   3,024       3,300
                                              ----------  ----------

EBITDA. . . . . . . . . . . . . . . . . . . .        584         492

Gain (loss) on land sales, net. . . . . . . .      --            (73)

Interest expense. . . . . . . . . . . . . . .      --           (144)
Depreciation and amortization . . . . . . . .       (760)       (716)
Taxes . . . . . . . . . . . . . . . . . . . .        155         268
                                              ----------  ----------

NET INCOME (LOSS) . . . . . . . . . . . . . .        (21)       (173)

Eliminations, interest and other (d). . . . .        (21)        (57)
                                              ----------  ----------

SHARE OF INCOME (LOSS) FROM THE
  SERVICE COMPANIES (e) . . . . . . . . . . . $      (42)       (230)
                                              ==========  ==========


Notes:

     (a)   Includes a 3% fee from wholly-owned communities.

     (b) General contractor revenues are shown net of construction costs.

     (c) Gross revenues from customers less payments to communities and cost of sales.

     (d) Share of Service Company's EBITDA of $563 in 2003 on page 12 equals EBITDA above of $584 less $21 of intercompany elimination.

     (e)   See Company's Consolidated Statements of Operations.




First Quarter 2003                                         Page 33
Supplemental Information         AMLI Residential Properties Trust

AMLI RESIDENTIAL           SERVICE COMPANIES FINANCIAL INFORMATION
                                            (Dollars in thousands)


COMBINED CONDENSED FINANCIAL POSITION
-------------------------------------
                                             March 31,  December 31,
                                               2003        2002
                                            ----------  ------------

ASSETS:
Receivables (a) . . . . . . . . . . . . .   $   12,601        11,532
Land held for sale (b). . . . . . . . . .       12,780        12,732
Rental communities under development and
  held for sale (c) . . . . . . . . . . .       11,736         8,864
Building and equipment and information
  technology costs, net (d) . . . . . . .       10,636        10,815
Other (e) . . . . . . . . . . . . . . . .       10,327         8,831
                                            ----------    ----------

    TOTAL ASSETS. . . . . . . . . . . . .   $   58,080        52,774
                                            ==========    ==========


Notes:

(a)  Primarily fee income from affiliates.

(b) Represents 120 acres in Indiana with carrying cost of $7,642 and $7,650, and 34 acres in Texas with carrying cost of $5,138 and $5,082 in 2003 and 2002, respectively.

(c)  See pages 39, 41 and 43.

(d) Primarily includes capitalized computer hardware and software costs of $8,231 and $8,329, net of amortization, and a corporate office building of $2,405 and $2,486 in Atlanta, net of depreciation, in 2003 and 2002, respectively.

(e)  Represented by:

       Cash . . . . . . . . . . . . . . . . . .   $ 3,214      3,616
       Investments in partnerships. . . . . . .     1,631      1,729
       Investment in real estate. . . . . . . .       737        737
       Deferred income tax. . . . . . . . . . .     1,760      1,605
       Unamortized goodwill . . . . . . . . . .       668        668
       Other. . . . . . . . . . . . . . . . . .     2,317        476
                                                  -------     ------
                                                  $10,327      8,831
                                                  =======     ======



















First Quarter 2003                                         Page 34
Supplemental Information         AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                STABILIZED COMMUNITIES
                                                                                        March 31, 2003

                                                                                    Percent
                     AMLI's                                              Number of    of
                     Ownership                       Year        Year    Apartment Portfolio  Components
Market/Community     Percentage Location           Acquired   Completed    Homes      (a)     of NOI
----------------     ---------- --------           ---------- ---------  --------- ---------  ----------
DALLAS/
FT. WORTH, TX
-------------
AMLI:
 at Bent Tree        100%       Dallas, TX               1997 1996/2000        500            Same Store
 at Bishop's Gate    100%       Plano, TX                1997      1997        266            Same Store
 at Breckinridge
  Point               45%       Richardson, TX           2000      1999        440            Same Store
 at Bryan Place       48%       Dallas, TX               2002      1999        420            Acquisition
                                                                                              Community
 at Chase Oaks       100%       Plano, TX                1994      1986        250            Same Store
 at Deerfield         25%       Plano, TX           Developed      2000        240            Same Store
 at Fossil Creek      25%       Ft. Worth, TX       Developed      1998        384            Same Store
 on Frankford         45%       Dallas, TX               2000      1998        582            Same Store
 on the Green        100%       Ft. Worth, TX            1994   1990/93        424            Same Store
 at Nantucket        100%       Dallas, TX               1988      1986        312            Same Store
 of North Dallas     100%       Dallas, TX            1989/90   1985/86      1,032            Same Store
 at Oak Bend          40%       Dallas, TX               1999      1997        426            Same Store
 on the Parkway       25%       Dallas, TX          Developed      1999        240            Same Store
 at Prestonwood
  Hills               45%       Dallas, TX               1999      1997        272            Same Store
 7th Street Station  100%       Ft. Worth, TX            2002      2000        189            Acquisition
                                                                                              Community
 at Shadow Ridge     100%       Flower Mound, TX         2001      2000        222            Same Store
 at Stonebridge
  Ranch              100%       McKinney, TX             2001      2001        250            Same Store
 on Timberglen        40%       Dallas, TX               1990      1985        260            Same Store
 Upper West Side     100%       Ft. Worth, TX            2002      2001        194            Acquisition
                                                                                              Community
 at Valley Ranch     100%       Irving, TX               1990      1985        460            Same Store
 at Verandah         100%       Arlington, TX            1997   1986/91        538            Acquisition
                                                                                              Community
                                                                            ------    ------
                                                                             7,901     28.4%
                                                                            ------    ------




First Quarter 2003                                                                             Page 35
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                        March 31, 2003


                                                                                    Percent
                     AMLI's                                              Number of    of
                     Ownership                       Year        Year    Apartment Portfolio  Components
Market/Community     Percentage Location           Acquired   Completed    Homes      (a)     of NOI
----------------     ---------- --------           ---------- ---------  --------- ---------  ----------
ATLANTA, GA
------------
AMLI:
 at Barrett Lakes     35%       Kennesaw, GA        Developed      1997        446            Same Store
 at Clairmont        100%       Atlanta, GA              1988      1988        288            Same Store
 at Kedron Village    20%       Fayette County, GA  Developed      2002        216            New Community
 at Killian Creek    100%       Snellville, GA      Developed      1999        256            Same Store
 at Lost Mountain     75%       Paulding County,
                                GA                  Developed      2000        164            Same Store
 at Mill Creek        25%       Gwinnett County, GA Developed      2001        400            New Community
 at Northwinds        35%       Alpharetta, GA      Developed      1999        800            Same Store
 at Park Bridge       25%       Alpharetta, GA      Developed      2000        352            Same Store
 at Park Creek       100%       Gainesville, GA     Developed      1998        200            Same Store
 at Peachtree City    20%       Fayette County, GA  Developed      1998        312            Same Store
 at River Park        40%       Norcross, GA        Developed      1997        222            Same Store
 at Spring Creek     100%       Atlanta, GA         Developed   1985/86
                                                                 /87/89      1,180            Same Store
 at Towne Creek      100%       Gainesville, GA     Developed      1989        150            Same Store
 at Vinings          100%       Smyrma, GA            1992/97      1985        360            Same Store
 at West Paces       100%       Atlanta, GA              1993      1992        337            Same Store
 at Willeo Creek      30%       Roswell, GA              1995      1989        242            Same Store
 at Windward Park     45%       Alpharetta, GA           1999      1999        328            Same Store
                                                                            ------    ------
                                                                             6,253     22.5%
                                                                            ------    ------

CHICAGO, IL
-----------
AMLI:
 at Chevy Chase       33%       Buffalo Grove, IL        1996      1988        592            Same Store
 at Danada Farms      10%       Wheaton, IL              1997   1989/91        600            Same Store
 at Fox Valley        25%       Aurora, IL          Developed      1998        272            Same Store
 at Oakhurst North    25%       Aurora, IL          Developed      2000        464            Same Store
 at Osprey Lake       69%       Gurnee, IL               2001   1997/99        483            Same Store
 at Poplar Creek     100%       Schaumburg, IL           1997      1985        196            Same Store
 at St. Charles       25%       St. Charles, IL     Developed      2000        400            Same Store
 at Windbrooke        15%       Buffalo Grove, IL        1995      1987        236            Same Store
                                                                            ------    ------
                                                                             3,243     11.7%
                                                                            ------    ------


First Quarter 2003                                                                             Page 36
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                        March 31, 2003


                                                                                    Percent
                     AMLI's                                              Number of    of
                     Ownership                       Year        Year    Apartment Portfolio  Components
Market/Community     Percentage Location           Acquired   Completed    Homes      (a)     of NOI
----------------     ---------- --------           ---------- ---------  --------- ---------  ----------
AUSTIN, TX
----------
AMLI:
 in Great Hills      100%       Austin, TX               1991      1985        344            Same Store
 at Lantana Ridge    100%       Austin, TX               1997      1997        354            Same Store
 at Monterey Oaks     25%       Austin, TX          Developed      2000        430            Same Store
 at Scofield Ridge    45%       Austin, TX               2000      2000        487            Same Store
 at StoneHollow      100%       Austin, TX               2000      1997        606            Same Store
 at Wells Branch      25%       Austin, TX          Developed      1999        576            Same Store
                                                                            ------    ------
                                                                             2,797     10.1%
                                                                            ------    ------
KANSAS CITY, KS
---------------
AMLI:
 at Centennial Park  100%       Overland Park, KS        1998      1997        170            Same Store
 Creekside            25%       Overland Park, KS   Developed      2000        224            Same Store
 at Lexington Farms  100%       Overland Park, KS        1998      1998        404            Same Store
 at Regents Center   100%       Overland Park, KS        1994   1991/95
                                                                    /97        424            Same Store
 at Regents Crest     25%       Overland Park, KS        1997 1997/2000        476            Same Store
 at Summit Ridge      30%       Lees Summit, MO     Developed      2001        432            Same Store
 at Town Center      100%       Overland Park, KS        1997      1997        156            Same Store
 at Wynnewood Farms   25%       Overland Park, KS   Developed      2000        232            Same Store
                                                                            ------    ------
                                                                             2,518      9.0%
                                                                            ------    ------
INDIANAPOLIS, IN
----------------
AMLI:
 at Castle Creek      40%       Indianapolis, IN    Developed      2000        276            Same Store
 at Conner Farms     100%       Fishers, IN              1997      1993        300            Same Store
 at Eagle Creek      100%       Indianapolis, IN         1998      1998        240            Same Store
 at Lake Clearwater   25%       Indianapolis, IN    Developed      1999        216            Same Store
 at Riverbend        100%       Indianapolis, IN      1992/93   1983/85        996            Same Store
 on Spring Mill
  (residual)          20%       Carmel, IN               1999      1999        400            Other
                                                                            ------    ------
                                                                             2,428      8.7%
                                                                            ------    ------


First Quarter 2003                                                                             Page 37
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                    STABILIZED COMMUNITIES - CONTINUED
                                                                                        March 31, 2003


                                                                                    Percent
                     AMLI's                                              Number of    of
                     Ownership                       Year        Year    Apartment Portfolio  Components
Market/Community     Percentage Location           Acquired   Completed    Homes      (a)     of NOI
----------------     ---------- --------           ---------- ---------  --------- ---------  ----------
HOUSTON, TX
-----------
AMLI:
 at Kings Harbor      25%       Houston, TX         Developed      2001        300            New Community
 at the Medical
  Center             100%       Houston, TX              2001      2000        334            Same Store
 Midtown              45%       Houston, TX              2000      1998        419            Same Store
 Towne Square         45%       Houston, TX              2000      1999        380            Same Store
                                                                            ------    ------
                                                                             1,433      5.1%
                                                                            ------    ------
DENVER, CO
----------
AMLI:
 at Lowry Estates     50%       Denver, CO               2000      2000        414            Same Store
 at Gateway Park     100%       Denver, CO               2000      2000        328            Same Store
 at Park Meadows      25%       Littleton, CO            2002      2001        518            Acquisition
                                                                            ------    ------  Community
                                                                             1,260      4.5%
                                                                            ------    ------
TOTAL                                                                       27,833    100.0%
                                                                            ======    ======


Note:

     (a)   Based on number of apartment homes.











First Quarter 2003                                                                             Page 38
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                                        March 31, 2003
                                                                                (Dollars in thousands)

                                        Number
                               Percen-   of     Con-            Antici- Antici- Number of
                               tage of  Apart-  struc-          pated   pated   Apartment Percent  Percent
                               Owner-   ment    tion    First   Comple- Stabil-   Homes   Complete Leased
Market/Community  Submarket    ship     Homes  StartedOccupancy tion    ization Delivered   (a)      (b)
----------------  ---------    -------  ------ ---------------- ------- ------- --------- -------- -------

ATLANTA, GA
-----------
AMLI:
 at Milton Park   Alpharetta, GA   25%     461   4Q/00    1Q/02   2Q/03   4Q/03       377      94%     71%
 at Barrett Walk  Kennesaw, GA     25%     310   4Q/01    3Q/02   2Q/03   1Q/04       265      93%     64%

AUSTIN, TX
----------
AMLI:
 Downtown         Austin, TX       30%     220   2Q/02    1Q/04   3Q/04   4Q/04       --       27%     N/A

KANSAS CITY, KS
---------------
AMLI at           Overland Park,
 Cambridge Square KS               30%     408   3Q/00    3Q/01   2Q/02   2Q/03       408     100%     91%

INDIANAPOLIS, IN
----------------
AMLI Carmel CenterCarmel, IN      100%     322   2Q/01    2Q/02   2Q/03   1Q/04       298      95%     39%

CHICAGO, IL
-----------
AMLI at
 Seven Bridges    Woodridge, IL    20%     520   3Q/01    3Q/02   4Q/03   4Q/04       260      85%     29%
                                         -----
    Total                                2,241
                                         =====










First Quarter 2003                                                                             Page 39
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                            March 31, 2003 - CONTINUED
                                                                                (Dollars in thousands)


                                        Number
                               Percen-   of     Con-            Antici- Antici- Number of
                               tage of  Apart-  struc-          pated   pated   Apartment Percent  Percent
                               Owner-   ment    tion    First   Comple- Stabil-   Homes   Complete Leased
Market/Community  Submarket    ship     Homes  StartedOccupancy tion    ization Delivered   (a)      (b)
----------------  ---------    -------  ------ ---------------- ------- ------- --------- -------- -------

COMMUNITIES BEING DEVELOPED FOR SALE OR INVESTMENT BY A CONSOLIDATED SERVICE COMPANY

INDIANAPOLIS, IN
----------------
AMLI at Walnut
 Creek            Austin, TX      100%     460   4Q/02    3Q/03   2Q/04   4Q/05       --       19%     N/A

AUSTIN, TX
----------
AMLI at Old
 Town Carmel      Carmel, TX      100%      91   1Q/03    4Q/03   2Q/04   3Q/04       --        8%     N/A
                                           ---
    Total                                  551
                                           ===


Notes:

     (a)  Represents costs to date divided by Total Development Costs.

     (b)  Represents number of leased apartments (not necessarily occupied) divided by the total Number of
          Apartment Homes.














First Quarter 2003                                                                             Page 40
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                                                                   DEVELOPMENT SUMMARY
                                                                                        March 31, 2003
                                                                                (Dollars in thousands)


                                                Joint       Company's Share of Required Equity Capital
                                               Venture   ----------------------------------------------
                     Total         Fully       Partner
                    Development    Funded      Equity                  Funded        Balance     2004/
Market/Community     Costs (a)     Debt (b)    Capital       Total     to Date       of 2003     2005
----------------    -----------   ----------  ---------    --------    --------      -------   --------

ATLANTA, GA
-----------
AMLI:
 at Milton Park       $ 35,000        --        26,250       8,750       7,873          877       --
 at Barrett Walk        21,700        --        16,275       5,425       4,752          673       --


AUSTIN, TX
----------
AMLI:
 Downtown               50,920     30,920(c)    14,000       6,000       6,000         --         --


KANSAS CITY, KS
---------------
AMLI at
 Cambridge Square       32,200        --        22,540       9,660       9,660         --         --


INDIANAPOLIS, IN
----------------
AMLI
 Carmel Center          28,400        --          --        28,400      26,692        1,708       --


CHICAGO, IL
-----------
AMLI at
 Seven Bridges          82,200     60,000(d)    17,760       4,440       3,220        1,220       --
                      --------    -------      -------     -------     -------       ------    -------

TOTAL                 $250,420     90,920       96,825      62,675      58,197        4,478       --
                      ========    =======      =======     =======     =======       ======    =======


First Quarter 2003                                                                             Page 41
Supplemental Information                                             AMLI Residential Properties Trust




AMLI RESIDENTIAL                                                       DEVELOPMENT SUMMARY - CONTINUED
                                                                                        March 31, 2003
                                                                                (Dollars in thousands)



                                                Joint       Company's Share of Required Equity Capital
                                               Venture   ----------------------------------------------
                     Total         Fully       Partner
                    Development    Funded      Equity                  Funded        Balance     2004/
Market/Community     Costs (a)     Debt (b)    Capital       Total     to Date       of 2003     2005
----------------    -----------   ----------  ---------    --------    --------      -------   --------

COMMUNITIES BEING DEVELOPED FOR SALE OR INVESTMENT BY A CONSOLIDATED SERVICE COMPANY

AUSTIN, TX
----------

AMLI at Walnut
 Creek                  31,000        --          --        31,000       9,960       14,240      6,800

INDIANAPOLIS, IN
----------------

AMLI at Old
 Town Carmel            11,200        --          --        11,200       1,776        7,224      2,200
                      --------    -------      -------     -------     -------       ------    -------
    TOTAL             $ 42,200        --          --        42,200      11,736       21,464      9,000
                      ========    =======      =======     =======     =======       ======    =======

Notes:

     (a)   Includes anticipated costs of development and initial lease-up, of which certain amounts may not be capitalized.

     (b)   Represents existing fully funded loan commitment.

     (c)   A $30,920 construction loan has been put in place for the purpose of funding the remaining development costs as they are incurred.

     (d)   Currently, the project is subject to a $50,000 construction loan.  The partnership has obtained a commitment to fund a $60,000, 7.25%, 7-year permanent loan upon completion of development.






First Quarter 2003                                                                             Page 42
Supplemental Information                                             AMLI Residential Properties Trust


AMLI RESIDENTIAL                 LAND HELD FOR DEVELOPMENT OR SALE
                                                    March 31, 2003



                                                        Number of
                                                        Apartment
Market/Community               Submarket                  Homes
----------------               ---------                ---------

AUSTIN, TX
----------
AMLI at:
 Anderson Mill                 Northwest Austin              520


FORT WORTH, TX
--------------
AMLI at:
 Mesa Ridge                    North Fort Worth              460


HOUSTON, TX
-----------
AMLI at:
 Champions II                  Northwest Houston             288


KANSAS CITY, KS
---------------
AMLI at:
 Lexington Farms -
  Phase II                     Overland Park                 104
 Westwood Ridge                Overland Park                 428
                                                          ------

    Total                                                  1,800
                                                          ======


Note:

     (a) Represents a land parcel held for development by a consolidated Service Company.

























First Quarter 2003                                         Page 43
Supplemental Information         AMLI Residential Properties Trust